Exhibit 99.2

Filed under Rule 425 under the Securities Act of 1933, as amended and deemed filed under Rule 14a-12 of the Securities Exchange Act of 1934, as amended

Filing by: Northern Star Investment Corp. II

Subject Company: Northern Star Investment Corp. II

File No. 333-255120

The following is an interview with William Capuzzi, the Chief Executive Officer of Apex, which appeared on the financial outlet Yahoo Finance.

Yahoo Finance Interview with CEO Bill Capuzzi

May 13 2021

Host 1 (00:00):

Now let’s talk about the backend, the technology that powers the trading of this various stuff. Bill Capuzzi is with us now, Apex Fintech Solutions CEO, this is a clearing and services firm that, by the way, is going to be going public through a SPAC – a deal that’s expected to close in the next couple of months. Bill, it’s good to see you. Thanks for joining us this morning.

Bill:

Yeah, thanks for having me again.

Host 1:

So, when we see action, like we saw overnight, what happens on your side of the business from a clearing perspective, from a trading solutions perspective, and how is that different from what we’ve traditionally seen, for example, in the trading business?

Bill 00:43):

Yeah, that’s a great question. I mean, the first part is you’re talking about 24 hour real-time activity, right? So, as you guys know, the US market officially opens 9:30, it closes at 4:00, right? There’s obviously the pre-market the post-market as it relates to equities. Bitcoin and cryptocurrency are trading 24 hours a day. And so, from a plumbing perspective, let’s talk about what is Apex? We’re a platform and we power most of the FinTech providers that are out there. And as part of that, our job is to make sure things happen frictionless, real time that, things are happening on a scalable basis. And I think this phenomenon related to cryptocurrency, you know, our push is to kind of, you know, promoting this in the industry is that that should continue in other asset classes as well. Why are we limited to 9:30 to 4:00, as it relates to equities, when you have things like Bitcoin or Dogecoin trading 24 hours a day

Host 1 (01:49):

I’m curious also when you get the extreme volatility in cryptocurrencies, from a clearing perspective, does that make things more difficult?

Bill (01:59):

Look, to the extent that you build your platform, like we built at Apex that’s scalable, right, we can handle multiple, multiple times of the highest watermark that we’ve had, we can handle multiples of that. And so, you have to be able to handle that scale. And, you know, the cool part is it’s not just in cryptocurrency, we have activity happening in the options space, a futures space, the equity space, right. And as a platform that we provide to support our customers, like the Webull’s, the SoFi’s and the Stash’s. One of our jobs is to make sure that we can handle that sort of deluge of volume, because oftentimes as you guys know it happens, right. It’s not a steady climb. It’s usually very volatile up and down in terms of you know, the markets.

Host 2 (02:49):

Yeah, we’re looking at some stats here, you guys have trades up almost 200% in the first quarter. I mean, it’s kind of this you know, nine-year-old company, that’s an overnight success. I’m curious what that first quarter was like for you guys and, and how, I guess either it did or didn’t make you think about the trajectory of your market opportunity you know, any differently than you had in the run-up to, to that kind of crazy period.

Bill (03:14):

Yeah. Look, you know, the first quarter, for sure there were some cyclical changes in the industry, you know, we’ve been looking at and sort of gearing up for this more secular change, right. So you think about what’s happened pre-pandemic where you think about zero commissions. You think about the fact that we’ve been in this great bull market for let’s call it now nine, ten, years. You think about the fact that we’re allowing people to start their investing lives with a hundred dollars into an account. This trend is just going to continue. Right. And so for us, we’ve been sort of preparing for this for years, right? And we’ve had conviction around this democratization of investing, lowering the barriers to entry and allowing people to invest in their future. Right. And rather than it be for something, for people that are high net worth or ultra-high net worth folks, what about the rest? You know, let’s just talk about the US - one out of every two people in the United States don’t have an investment account. Right. And part of the reason for it is it’s just been historically been something for people that have a lot of money. And part of the mission, the purpose, for Apex is to - on a B2B basis - lower all those barriers to entry and allow people to invest in their future

Host 1 (04:30):

So far it’s working well, a lot more people are doing that now. It’s my understanding that you guys used to serve Robinhood as well, but as we know, Robinhood now clears its own trades. First of all, is there any risk that other clients will do that, but second of all, was that a bad idea? Do you think that that was a bad decision that Robinhood made?

Bill (04:49):

Yeah. So, I’ll start by saying Vlad is still a good friend, we talk quite a bit. And one thing I’d say is if he was sitting next to me, he would be the first to say that without Apex, Robinhood wouldn’t exist today. Right. So, between the two of us, in terms of democratizing, in terms of changing this industry, I think we’ve made amazing strides to help democratize investing. I think over the course of the last two years, since he left in a very public way he’s had challenges and they’re all related to sort of the plumbing, right? Or the vast majority are related to plumbing, right? Go back to January in terms of infamously him having to raise $3 billion in a weekend, it’s all because of pipes and plumbing, as you said, it’s about the backend and how to get collateral management, how to get treasury functions, how to do the things behind the scenes to sort of comply with all the rules and regulations in our industry. It’s tough sledding, right? And so the synergy or the, you know, symbiotic relationship between, let’s just say a Webull or a

SoFi or a Stash or a Goldman Sach’s Marcus, who’s a client of Apex, and us is that they focus on the great client experience is amazing front end experience. It’s on a phone and our job is behind the scenes, make all those things happen in a seamless kind of dynamic and secure way.

Host 1 (06:20):

Well, and maybe to your point, what happened with Robinhood earlier this year is more of a cautionary tale for some of the other clients. Bill really interesting to get your perspective this morning, hope you can join us again.

* * * * * * *

Forward-Looking Statements

Certain statements included in this communication are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity; (2) references with respect to the anticipated benefits of the proposed business combination and the projected future financial performance of Apex and Apex’s operating companies following the proposed business combination; (3) changes in the market for Apex’s services, and expansion plans and opportunities; (4) anticipated client retention; (5) the sources and uses of cash of the proposed business combination; (6) the anticipated capitalization and enterprise value of the combined company following the consummation of the proposed business combination; and (7) expectations related to the terms and timing of the proposed business combination.

These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Apex’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Apex. These forward-looking statements are subject to a number of risks and uncertainties, including: changes in domestic and foreign business, market, financial, political, regulatory and legal conditions; the inability of the parties to successfully or timely consummate the merger, including the risk that any required stockholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the merger is not obtained; failure to realize the anticipated benefits of the merger; risks relating to the uncertainty of the projected financial information with respect to the Apex; Apex’s ability to successfully expand and/or retain its product and service offerings; competition; the uncertain effects of the COVID-19 pandemic; and those factors discussed in documents of Northern Star filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Northern Star nor Apex presently know or that Northern Star and Apex currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

In addition, forward looking statements reflect Northern Star’s and Apex’s expectations, plans or forecasts of future events and views as of the date of this communication. Northern Star and Apex anticipate that subsequent events and developments will cause Northern Star’s and Apex’s assessments to change. However, while Northern Star and Apex may elect to update these forward-looking statements at some point in the future, Northern Star and Apex specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Northern Star’s and Apex’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering in an investment in Northern Star and is not intended to form the basis of an investment decision in Northern Star. All subsequent written and oral forward-looking statements concerning Northern Star and Apex, the proposed transactions or other matters and attributable to Northern Star and Apex or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Important Information for Investors and Stockholders

In connection with the proposed business combination, Northern Star has filed a registration statement on Form S-4, including a proxy statement and prospectus, with the SEC. Additionally, Northern Star will file other relevant materials with the SEC in connection with the business combination. Copies may be obtained free of charge on Northern Star’s website at www.northernstaric2.com or by directing a written request to Northern Star Investment Corp. II, c/o Graubard Miller, 405 Lexington Avenue, 11th Floor, New York, New York 10174. Security holders of Northern Star are urged to read the proxy statement/prospectus, and the other relevant materials when they become available, before making any voting decision with respect to the proposed business combination because they contain and will contain important information about the business combination and the parties thereto.

Participants in the Solicitation

Northern Star and Apex and their respective directors, managers and executive officers, under SEC rules, may be deemed participants in the solicitation of proxies of Northern Star’s stockholders in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Northern Star’s executive officers and directors in the solicitation by reading Northern Star’s filings with the SEC, including its final prospectus dated January 25, 2021 filed with the SEC on January 27, 2021. Information concerning the interests of persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Northern Star’s stockholders in connection with the proposed business combination also is set forth in the registration statement for the proposed business combination that Northern Star has filed with the SEC, which includes a proxy statement and prospectus. Stockholders, potential investors and other interested persons should read the proxy statement/prospectus carefully before making any voting or investment decisions.